GOODWILL	12 Months Ended
Dec. 31, 2019
GOODWILL
GOODWILL

9.           GOODWILL

The Group has ten reporting units where they carry goodwill resulting from acquisitions. The changes in carrying amount of goodwill for the years ended December 31, 2018 and 2019 were as follows.

	As of December 31,
	2018	2019
Costs:
Beginning balance	428	25,096
Addition (Note 3)	25,035	28,340
Foreign currency adjustment	(367)	(412)
Ending balance	25,096	53,024
Goodwill impairment loss	—	(337)
Goodwill, net	25,096	52,687

Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. When determining the fair value of each reporting unit, the Group used discounted cash flow model that included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting units; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with each reporting unit's operation and the uncertainty inherent in the Group's internally developed forecast.

The Group recorded $nil,  $nil and $337 impairment of goodwill for the years ended December 31, 2017, 2018 and 2019.